UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2026

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 297-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2026, Masimo Corporation (the “Company”) entered into (i) an Agreement and Plan of Merger (the “Merger Agreement”) with Danaher Corporation, a Delaware corporation (“Parent”), and Mobius Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent and (ii) a Voting and Support Agreement (the “Voting Agreement”), with Parent, Merger Sub and Politan Capital Management LP (“Politan”), pursuant to which, among other things, Politan has agreed, on the terms and subject to the conditions set forth in the Voting Agreement, to vote (or cause to be voted) all of the Covered Shares (as defined below) in favor of the adoption of the Merger Agreement.

The Merger Agreement

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (each, a “Share”) (other than any (i) Shares owned by Parent, Merger Sub or the Company, (ii) Shares owned by any wholly owned subsidiary of Parent (other than Merger Sub) or any wholly owned subsidiary of the Company and (iii) Shares in respect of which appraisal has been duly demanded, and not effectively withdrawn or otherwise waived or lost, pursuant to Section 262 of the General Corporation Law of the State of Delaware) issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive $180.00 in cash, without interest (the “Per Share Merger Consideration”).

In addition, the Merger Agreement provides for the following treatment of the Company’s equity awards:

•	Options. At the Effective Time, each option to purchase shares of common stock that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive, for each Share subject to such option, the excess, if any, of the Per Share Merger Consideration over the per share exercise price, less any applicable tax withholding.
•	Restricted Stock Units. At the Effective Time, each restricted stock unit that is outstanding as of immediately prior to the Effective Time, other than restricted stock units held by non-employee directors, will be assumed by Parent and converted into a number of Parent restricted stock units equal to the Per Share Merger Consideration, divided by the volume weighted average trading price per share of Parent common stock for the ten trading day period ending on the date of consummation of the Merger, with the same terms and conditions as applied to such restricted stock unit immediately prior to the Effective Time. Following the Effective Time, the converted Parent restricted stock units will be subject to double-trigger acceleration.
•	Director Awards. At the Effective Time, each restricted stock unit held by a non-employee director of the Company that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive the Per Share Merger Consideration in cash.
•	Performance Stock Units. At the Effective Time, each performance stock unit that is outstanding as of immediately prior to the Effective Time, as determined at target performance, will be cancelled and converted into the right to receive the Per Share Merger Consideration in cash, less any applicable tax withholding.

The consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to: (i) the adoption of the Merger Agreement by the Company’s stockholders (the “Requisite Company Vote”); (ii) expiration or termination of any applicable waiting periods (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain non-U.S. antitrust and foreign direct investment approvals; (iii) the absence of any law or order making unlawful or restraining, enjoining or otherwise prohibiting consummation of the Merger; (iv) the absence of any material adverse effect with respect to the Company; and (v) other customary conditions relating to the accuracy of representations and warranties and performance of covenants.

The Merger Agreement also contains customary representations, warranties and covenants of the Company, Parent and Merger Sub, including, among others, covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. Each of the Company and Parent will use (and will cause their respective controlled affiliates to use) their respective reasonable best efforts to take all actions necessary or advisable to obtain all required regulatory approvals, subject to certain exceptions. In addition, the Company has agreed to customary “no shop” restrictions on the Company’s ability to solicit any Acquisition Proposal (as defined in the Merger Agreement) and to enter into any Alternative Acquisition Agreement (as defined in the Merger Agreement). Notwithstanding the limitations applicable under the “no-shop” restrictions, if, after the date of the Merger Agreement and prior to the date on which the Requisite Company Vote is obtained, the Company receives a bona fide Acquisition Proposal that did not result from a material breach of the Company’s obligations under the “no-shop” restrictions and the Board determines in good faith, after consultation with its outside financial advisors and outside legal counsel, constitutes or would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and the failure to take such action would be inconsistent with its fiduciary duties under applicable law, the Company may engage in discussions or negotiations with and may provide non-public information relating to the Company to the person making such Acquisition Proposal and change its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement, subject to certain notice rights and match rights in favor of Parent.

If the Merger is consummated, the Shares will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, as soon as reasonably practicable following the Effective Time.

The Merger Agreement provides for certain customary termination rights of the Company and Parent, including, among others, (i) the Company’s right to terminate the Merger Agreement prior to the time the Requisite Company Vote is obtained, in certain circumstances and subject to certain limitations, to accept a Superior Proposal, (ii) Parent’s right to terminate the Merger Agreement if the Board changes its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement, (iii) the right of each of the Company and Parent to terminate the Merger Agreement if (a) the Requisite Company Vote is not obtained or (b) the Merger has not been completed by 5:00 p.m. (New York time) on November 16, 2026, which will be automatically extended to 5:00 p.m. (New York time) on February 16, 2027 if certain regulatory closing conditions remain the only conditions not satisfied or waived as of November 16, 2026 (other than conditions that by their nature are to be satisfied at the closing). The Merger Agreement also provides that the Company will be required to pay Parent a termination fee of $305,000,000 following or in connection with the termination of the Merger Agreement in certain circumstances, including if the Company terminates the Merger Agreement in order to accept a Superior Proposal as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

The Voting Agreement

On February 16, 2026, the Company entered into the Voting Agreement with Parent, Merger Sub and Politan, pursuant to which and on the terms and subject to the conditions thereof, among other things, Politan has agreed to vote (or cause to be voted) all of the Shares owned of record or beneficially owned by Politan as of the date of the Merger Agreement and any additional Shares of which Politan acquires record or beneficial ownership after the date of the Merger Agreement (collectively, the “Covered Shares”) as directed in the Voting Agreement, including (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and (ii) against any (A) Acquisition Proposal or Alternative Acquisition Agreement, or (B) action or agreement that is intended to, or which could reasonably be expected to, impede or interfere with, or materially delay or adversely affect the consummation of the Merger or result in any of the conditions to the Company’s obligations to consummate the Merger set forth in the Merger Agreement not being fulfilled. The Voting Agreement will terminate in certain circumstances, including upon termination of the Merger Agreement or if the Board changes its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A copy of the Voting Agreement and the above description of the Voting Agreement have been included to provide investors with information regarding the terms of the Voting Agreement. They are not intended to provide any other factual information about the parties to the Voting Agreement or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Voting Agreement were made only for the purposes of the Voting Agreement and as of specific dates, are solely for the benefit of the parties to the Voting Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Voting Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Voting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Voting Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On February 17, 2026, the Company published a press release announcing the entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Important Information and Where to Find It

In connection with the Merger, the Company and Parent intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement in preliminary and definitive form. The Company will mail the definitive proxy statement and a proxy card to its stockholders in advance of the stockholders meeting in connection with the Merger. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF PARENT AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE THEREIN, INCLUDING THE COMPANY’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, AND THE MERGER AND RELATED MATTERS. Investors and stockholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov. Parent and the Company make available free of charge at Parent’s website at https://investors.danaher.com/sec-filings and the Company’s website at https://investor.masimo.com/resources/information-request-form/default.aspx, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. The Company, Parent, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the Merger. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Our Board of Directors”, “Our Executive Officers”, “Executive Compensation”, “Ownership of our Stock”, “Proposal 1: To Elect Three Class II and Two Class III Directors as Named in our Proxy Statement”, “Proposal 3: To Provide an Advisory Vote to Approve the Compensation of our Named Executive Officers”, and “Transactions with Related Persons, Promoters and Certain Control Persons”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000110465925027887/tm259245-2_def14a.htm, and the Company’s Current Report on Form 8-K filed with the SEC on June 12, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000091/masi-20250606.htm, and the Company’s Current Report on Form 8-K filed with the SEC on August 19, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000093755625000127/masi-20250818.htm. Information about Parent’s directors and executive officers is set forth in Parent’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 20, 2025 under the heading entitled “Information About Our Executive Officers”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000043/dhr-20241231.htm, and Parent’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2025, including under the headings entitled “Board of Directors and Committees of the Board,” “2024 Annual Executive Compensation,” “Beneficial Ownership of Danaher Common Stock by Directors, Officers and Principal Shareholders,” “Proposal 1 - Election of Directors,” “Proposal 3 - Advisory Vote on Named Executive Officer Compensation,” and “Certain Relationships and Related Transactions,” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000081/dhr-20250326.htm, and Parent’s Current Report on Form 8-K filed with the SEC on July 24, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000155/dhr-20250721.htm, and Parent’s Current Report on Form 8-K filed with the SEC on July 31, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000172/dhr-20250728.htm, and Parent’s Current Report on Form 8-K filed with the SEC on November 6, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361625000198/dhr-20251106.htm, and Parent’s Current Report on Form 8-K filed with the SEC on February 5, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000313616/000031361626000058/dhr-20260205.htm. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=937556&owner=exclude. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the Merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about the expected timing, completion and effects or benefits of the Merger. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: (i) uncertainties as to the timing of the Merger; (ii) the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Merger, including receiving, on a timely basis or otherwise, the Requisite Company Vote; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vii) the effect of the announcement or pendency of the Merger on the Company’s or Parent’s ability to retain and hire key personnel, their ability to maintain relationships with their customers, suppliers and others with whom they do business, or their operating results and businesses generally; (viii) risks related to diverting management’s attention from the Company’s or Parent’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Merger that may impact the Company’s or Parent’s ability to pursue certain business opportunities or strategic transactions; (xi)  the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s or Parent’s common stock, including if the Merger is not consummated; (xii) risks that the benefits of the Merger are not realized when and as expected; (xiii) legislative, regulatory and economic developments; and (xiv) other factors discussed in the “Risk Factors” sections of the Company’s or Parent’s most recent periodic and current reports filed with the SEC, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibits
2.1*	Agreement and Plan of Merger, dated as of February 16, 2026, by and among Masimo Corporation, Danaher Corporation and Mobius Merger Sub, Inc.
10.1	Voting and Support Agreement, dated as of February 16, 2026, by and among Masimo Corporation, Danaher Corporation, Mobius Merger Sub, Inc. and Politan Capital Management LP.
99.1	Press Release, dated February 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

By:	/s/ Micah Young
Name:	Micah Young
Title:	Executive Vice President & Chief Financial Officer

Date: February 17, 2026